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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant    ☒

Filed by a party other than the Registrant    ☐

Check the appropriate box:

☐
Preliminary proxy statement

☒
Definitive proxy statement

☐
Soliciting material pursuant to Rule 14a-12

MedStrong International Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

  ☐
  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

  ☐
  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  ☐
  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)
  Title of each class of securities to which transaction applies:

  (2)
  Aggregate number of securities to which transactions applies:

  (3)
  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

  (4)
  Proposed maximum aggregate value of transaction:

  ☐
  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)
  Amount previously paid:

  (2)
  Form, schedule or registration statement no.:

  (3)
  Filing party:

  (4)
  Date filed:

MEDSTRONG INTERNATIONAL CORPORATION
500 Silver Spur Road, Suite 303
Rancho Palos Verdes, CA 90274

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

August 12, 2003

        The Annual Meeting of Stockholders of MedStrong International Corporation (the "Company") will be held at The Williams Club, 24 East 39th Street, New York, New York on Tuesday, August 12, 2003, at 10:00 a.m. local time for the following purposes:

        1.    To elect directors to hold office for a term of one year, until their successors have been elected and qualified.

        2.    To act on a proposal to increase the number of shares available for issuance under the Company's 2002 Stock Option Plan.

        3.    To act upon a proposal to ratify the selection of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the current fiscal year.

        4.    To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        Only stockholders of record at the close of business on June 13, 2003 are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available at the Annual Meeting for examination by any stockholder. During the ten days prior to the Annual Meeting, the list may be inspected by any stockholder, for any purpose germane to the Annual Meeting, during usual business hours at the offices of the Company's counsel, Tannenbaum Helpern Syracuse & Hirschtritt LLP, 900 Third Avenue, New York, New York 10022.

        Your attention is drawn to the accompanying Proxy Statement.

By Order of the Board of Directors,
RONALD F. GLIME Secretary

July 14, 2003
New York, New York

        STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

MEDSTRONG INTERNATIONAL CORPORATION
500 Silver Spur Road, Suite 303
Rancho Palos Verdes, California 90274

PROXY STATEMENT

        This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, par value $.001 per share (the "Common Stock"), of MedStrong International Corporation, a Delaware corporation (the "Company"), commencing on or about July 14, 2003, in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the 2003 Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, August 12, 2003 at 10:00 a.m. local time at The Williams Club, 24 East 39th Street, New York, New York.

        Proxies in the form enclosed are solicited by the Board for use at the Meeting. All properly executed proxies received prior to or at the Meeting will be voted. If a proxy specifies how it is to be voted, it will be so voted. If no specification is made, it will be voted (1) for the election of management's nominees as directors, (2) for approval of an increase in the number of shares available for issuance under the Company's 2002 Stock Option Plan, (3) for ratification of the selection of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the current fiscal year, and (4) if other matters properly come before the Meeting, in the discretion of either of the persons named in the proxy. The proxy may be revoked by a properly executed writing of the stockholder delivered to the Company's Chairman of the Board or Secretary before the Meeting, or by the stockholder at the Meeting before it is voted.

        The Board has fixed the close of business on June 13, 2003 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the Meeting. On that date, there were 31,158,000 shares of Common Stock, par value $.001 per share, outstanding and entitled to vote. Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. Stockholders are not entitled to vote cumulatively in the election of directors.

        As required under Section 231 of the Delaware General Corporation Law (the "DGCL"), the Company will, in advance of the Meeting, appoint one or more Inspectors of Election to conduct the vote of the Meeting. The Company may designate one or more persons as alternate Inspectors of Election to replace any Inspector of Election who fails to act. If no Inspector or alternate Inspector is able to act at the Meeting, the person presiding at the Meeting will appoint one or more Inspectors of Election. Each Inspector of Election before entering the discharge of his duties shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality. The Inspectors of Election will (i) ascertain the number of shares of Common Stock outstanding as of the record date, (ii) determine the number of shares of Common Stock present or represented by proxy at the Meeting and the validity of the proxies and ballots, (iii) count all votes and ballots, and (iv) certify the determination of the number of shares of Common Stock present in person or represented by proxy at the Meeting and the count of all votes and ballots.

        The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum at the Meeting. Under Section 216 of the DGCL, any stockholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, the affirmative vote of (i) a plurality of the shares of Common Stock present or represented at the Meeting is required to elect management's nominees as directors; (ii) a majority of the shares of Common Stock present or represented at the Meeting is required to approve the increase in the number of shares available for issuance under the Company's 2002 Stock Option Plan; and (iii) a majority of the shares of Common Stock present or represented at the Meeting is required to approve the selection by the Board of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the current fiscal year.

EXECUTIVE OFFICERS AND DIRECTORS

        The executive officers and directors of the Company are identified in the table below. Each executive officer of the Company serves at the pleasure of the Board of Directors.

Name	Age	Position	Year Began Service
Jerry R. Farrar	66	President and Chief Executive Officer, Director(1)	2000
Joel San Antonio	50	Chairman of the Board of Directors	2000
Ronald F. Glime	58	Chief Financial Officer, Secretary, Treasurer and Director(1)	2000
Brenda Farrar	62	Vice President of Communications and Sales Operation Center	2001
David Scotch	64	Director	2001
Edward L. Spindel	56	Director	2003
Michael R. Spindel	49	Director	2003
Michael Salpeter	50	Director	2003
Howard A. Cohn	63	Chief Financial Officer, Vice President of Finance and Strategic Planning and Treasurer(1)	(1)

(1)
Mr. Glime has resigned as Chief Financial Officer, Secretary and Treasurer of the Company effective as of July 28, 2003, at which time Mr. Farrar will assume the additional office of Secretary. Mr. Cohn has reached an agreement in principal with the Company to assume the positions of Chief Financial Officer and Treasurer as of July 28, 2003; however, the definitive terms of his agreement have not yet been agreed upon.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and By-Laws, as amended (the "By-Laws"), of the Company provide that the directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until his or her successor shall be elected and shall qualify.

        The Board of Directors has selected, and will cause to be nominated at the Meeting, seven persons for election as directors, to hold office until the 2004 Annual Meeting and until their successors shall have been duly elected and qualified. Assuming that a quorum of stockholders is present at the Meeting in person or by proxy, such directors will be elected by a plurality of the votes cast at the Meeting.

        The persons named on the enclosed proxy card or their substitutes will vote all of the shares that they represent for the nominees listed below unless instructed otherwise on the proxy card. If such nominees should be unavailable to stand for election, the persons named on the proxy card or their substitutes may vote for a substitute or substitutes designated by the Board of Directors. At the date of this Proxy Statement, the Board of Directors has no reason to believe that any nominee listed below will be unable to stand for election.

        Set forth below is certain information concerning the incumbent directors of the Company, all of whom have been nominated by the Board of Directors for reelection at the Meeting. Messrs. Farrar, San Antonio and Glime and Dr. Scotch were elected by the Company's stockholders. Drs. E. Spindel, M. Spindel and Salpeter were appointed by the Board of Directors on March 18, 2003.

Nominees for Election	Director Since
Jerry R. Farrar	2000
Joel San Antonio	2000
Ronald F. Glime	2000
David Scotch	2001
Edward L. Spindel	2003
Michael R. Spindel	2003
Michael Salpeter	2003

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS.

Biographies

        Certain information about the directors of the Company, and its other executive officers, is set forth below. This information has been furnished to the Company by the individuals named.

        Jerry R. Farrar, the Company's President and Chief Executive Officer, has served as a director of the Company since the Company's inception. Mr. Farrar has extensive background in both the financial services and technology fields. He served as founder and chief strategist from September 1998 to September 2000 for CarsDirect.com, the e-commerce leader of online automobile sales, including finance and insurance services. Mr. Farrar developed and supported critical path strategies resulting in excess of $300 million of pre-IPO funding from the private investment community. He was President and Chief Executive Officer from January 1993 to September 1998 of Financial Technology, Inc., a financial insurance company. He has led five start-up companies in the financial services field. He was appointed to serve on the faculty of the World Auto Congress. He authored the comprehensive History of the Vehicle Service Contract for the White House and has been honored as a finalist in the Ernst and Young and Inc. Magazine entrepreneur of the year awards. Mr. Farrar was retained by MedStrong under a three-year employment agreement. Mr. Farrar and Brenda Farrar were formerly married and are now divorced.

        Joel San Antonio has served as Chairman of the Board since the Company's inception and serves on the Company's Audit Committee and Compensation Committee. Mr. San Antonio began his career as co-founder of a business in the women's fashion industry. In 1983, Mr. San Antonio and his partner exited the fashion industry and founded Warrantech Corporation, a third party administrator of service contracts and extended warranty programs. The company went public in 1984 and, in September 1997, was recognized by Fortune Magazine as one of the "100 Fastest Growing Companies in America." Today, Mr. San Antonio serves as Chairman of the Board and Chief Executive Officer of Warrantech Corporation. Mr. San Antonio also serves as Chairman of the Board of Marc Pharmaceuticals, Inc., a pharmaceutical company focusing on the development and commercialization of innovative products for the treatment of cancer and other diseases. In addition, he currently serves on the Board of Directors for SearchHelp, Inc., a company that provides services to small businesses, institutions, organizations and individuals in smaller communities throughout the United States.

        In 1993 and 1998, Mr. San Antonio was a national finalist in Ernst & Young's "Entrepreneur of the Year" program. In 1998 he was recognized as "Entrepreneur of the Year" in financial services for E & Y's Northeast Region. He is a member of the Metropolitan Museum of Art and is also involved in a variety of philanthropic and charitable activities.

        Ronald F. Glime, the Company's Chief Financial Officer, Secretary and Treasurer, has served as a director of the Company since the Company's inception and serves on the Company's Audit Committee and Compensation Committee. Mr. Glime has resigned as an officer of the Company effective as of July 28, 2003. Mr. Glime began his career with Life Investors Insurance Company of America developing and marketing a national program of consumer products sold through a network of automobile dealers. He moved to American Warranty Corporation in 1978, resigning as its Chief Executive Officer in 1982. From 1983 through February 1991, Mr. Glime owned and operated an independent general insurance agency, managing over thirty sales people whose efforts resulted in the agency being consistently recognized as a leading national producer of vehicle service contracts. In 1991, he joined Warrantech Automotive, Inc. (formerly known as Warrantech Dealer Based Services, Inc.) as Regional Sales Manager and assumed the office of President in October 1992. He held this position until March 1999 at which time he assumed the office of President of U.S. and Canadian Operations for Warrantech Corporation, a publicly traded company. He so served until July 2003 when he became affiliated with Vehicle Protection Plus L.L.C. an automotive products company located in Tennessee. Mr. Glime remains a member of the Board of Directors of Warrantech. He has been recognized on a number of occasions for his achievements as a businessman.

        David Scotch, M.S., M.D. has served as a director of the Company since 2001 and serves on, and is Chairman of, the Company's Audit Committee and Compensation Committee. Dr. Scotch is licensed to practice medicine in the State of New York. Since 1998, Dr. Scotch has served as the Vice Dean for New York University School of Medicine and the Vice Dean for Faculty Affairs of New York University School of Medicine where he is responsible for various academic and administrative matters, including the operations of personnel and maintenance and the allocation of resources. Dr. Scotch also served on the Admissions Committee and the Education and Research Committee and acted as a representative of the Dean's Office to the Faculty Council and to the Faculty Promotions and Tenure Committee. From 1972 to 1998, Dr. Scotch served as the Associate Dean of New York University School of Medicine. Dr. Scotch holds a B.A from Boston University, a M.D. from New York University School of Medicine and a M.S. from Massachusetts Institute of Technology, Sloan School of Management.

        Edward L. Spindel, D.V.M.    has served as a director of the Company since March 2003. He is licensed to practice veterinary medicine in the State of New York and is President and Director of Animal Ark Veterinary Service P.C., a NYSVMA accredited hospital with two locations. Dr. Spindel's academic background includes a Bachelor of Science with honors from Cornell University in 1978, Master of Science from Auburn University in 1980 and a Doctor of Veterinary Medicine from Cornell University in 1984. Dr. Spindel is internationally known for his work in animal medicine and has lectured on exotic animal medicine and surgery all around the world. He maintains his research affiliation with Cornell University and is a member of the American Veterinary Medical Association, the American Animal Hospital Association, the Association of Avian Veterinarians and the Reptilian Veterinarians Association. Dr. Spindel and Michael R. Spindel, M.D. are brothers.

        Michael R. Spindel, M.D.    has served as a director of the Company since March 2003. Dr. Spindel has extensive clinical, research and academic experience. He has been in the private practice of plastic surgery since 1993 and is a clinical associate professor in plastic surgery at West Virginia School of Osteopathic Medicine. Dr. Spindel received his M.D. in 1981 from Emory University in Atlanta and subsequently completed residency training at Brown University School of Medicine and Boston University School of Medicine. He achieved board certification in urologic surgery in 1988 and went on to complete his plastic surgery fellowship at Eastern Virginia Graduate School of Medicine in 1993. Dr. Spindel's administrative experience includes appointments by the United States Air Force as a staff surgeon and department chief from 1987 through 1991, as well as service during Operation Desert Storm as head of the burn unit at the U.S.A.F. Hospital in the Republic of Oman. Dr. Spindel continues to lecture in plastic surgery and has authored multiple articles in the field of plastic and reconstructive surgery, including studies on the effects of various drugs on wound healing. Dr. Spindel and Edward L. Spindel, D.V.M. are brothers.

        Michael Salpeter, D.M.D.    has served as a director of the Company since March 2003. Dr. Salpeter is licensed to practice dental medicine in the states of Connecticut and New York. Dr. Salpeter received his Bachelor of Arts in 1974 from Ithaca College, Ithaca, New York, and his General Practice Residency Certification from the University of Pennsylvania and a Doctor of Dental medicine (N.E.R.B.E.) in 1978 from the University of Pennsylvania with educational honors of Deans' List and Magna Cum Laude. Dr. Salpeter is a Fellow of the Academy of General Dentistry, The American Dental Association, the St. George Oral Cancer Society and The Philadelphia County Dental Society. He was a founder and principal architect of Fulton Dental Health Associates P.C. a multi-location dental healthcare provider in New York. Dr. Salpeter also has extensive background in the disciplines of business and finance and was President of Warrantech Corporation from 1996 to 1998. Dr. Salpeter is a Federal Grant Recipient for Cancer Research at the University of Pennsylvania and a Managed Healthcare Consultant and is a research associate at the University of Pennsylvania Department of Oral Medicine studying the effects and treatment of therapeutic radiation on the oral cavity in oral cancer patients. Dr. Salpeter is involved with critical and literature research at the University of Pennsylvania Hospital's Department of Oncology. Dr. Salpeter is also a managed care and healthcare marketing consultant.

        Howard A. Cohn will assume his positions as the Company's Chief Financial Officer, Vice President of Finance and Strategic Planning and Treasurer on July 28, 2003. He is a Certified Public Accountant and holds an MBA from Woodbury University. He served as Vice President of Operations of Silo California, Inc., a major consumer electronics retailer, from 1994 to 1996. From 1996 to 2001 he was the Vice President of Strategic Planning and Chief Financial Officer of West L.A. Music, a high end audio retailer. In 2000, he joined 3D Shopping.com, a publicly traded internet web design firm, and served as the Chief Financial Officer. His most recent position, from 2001 to July 2003, was as Vice President of Finance and Chief Financial Officer of Platinum Wireless, Inc. a Nextel National Authorized Retailer.

        Brenda Farrar, the Company's Vice President of Communications and Sales Center Operation, was a director of CarsDirect.com from September 1998 to July 2000. She directed and engineered the growth of CarsDirect.com's e-commerce sales center from six sales people to one-hundred-fifty sales people selling $600 to $800 million worth of vehicles, per month excluding financing and insurance. In the CarsDirect.com's start-up period, she constructed systems to streamline the delivery and fulfillment process. Ms. Farrar was a Vice President of Financial Technology, Inc. from January 1993 to September 1998. Ms. Farrar and Jerry Farrar were formerly married and are now divorced.

Functions of the Board of Directors and Committees of the Board

        Under Delaware law, the business and affairs of the Company are managed under the direction of the Board of Directors. The Board of Directors establishes fundamental corporate policies and authorizes various types of significant transactions, but is not involved in day-to-day operational decisions. During 2002, the Board held six meetings. One member of the Board did not attend one meeting. The Board has a Compensation Committee and an Audit Committee with the areas of responsibility described below. The Board does not have a Nominating Committee.

        Directors do not receive any compensation for attending meetings of the Board of Directors or any committee thereof.

        Messrs. Glime and San Antonio both serve as members of the board of directors of Warrantech Corporation and Mr. San Antonio is its Chief Executive Officer.

        The Compensation Committee is comprised of David Scotch, Chairman, Joel San Antonio and Ronald F. Glime. It must approve the salary of each officer of the Company which exceeds a specified amount and is responsible for reviewing, and making recommendations to the management of the Company concerning the general policies and practices of the Company with respect to compensation and employee benefits. The Compensation Committee did not meet during 2002.

        The Audit Committee is also composed of David Scotch, Chairman, Joel San Antonio and Ronald F. Glime. It is responsible for overseeing, and reporting to the Board, the policies and practices of the Company with respect to accounting, financial reporting, and internal auditing and financial controls. The Audit Committee, which met three times during 2002, acts under a charter approved by the Board, a copy of which was included in the Company's Proxy Statement dated July 3, 2002 which was filed with the Securities and Exchange Commission on July 10, 2002. The Audit Committee is also responsible for maintaining a direct exchange of information between the Board and the Company's independent auditors.

Section 16(a) Reporting under the Securities Exchange Act of 1934

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading. Officers, directors and more than 10% stockholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) reports filed.

        The Company has reviewed copies of the Section 16(a) reports filed for the year ended December 31, 2002 and written representations from certain reporting persons that no delinquent Form 3 holdings or Form 4 transactions were required to be reported on Form 5 for such persons for the year ended December 31, 2002. Based solely on this review, the Company believes that all reporting requirements applicable to its officers, directors and more than 10% stockholders were complied with for the year ended December 31, 2002.

Ownership of Shares

        The table set forth below contains information relating to the beneficial ownership of the Company's common stock by members of the Board of Directors, by each of the executive officers, by the Board of Directors and executive officers as a group, and by certain other beneficial owners as of June 13, 2003.

	Shares Beneficially Owned(1)(2)
Name and Address of Beneficial Owner
	Number	Percent
Jerry R. Farrar(3)	2,000,000	6.42%
Joel San Antonio(4)	13,570,000	43.55%
Ronald F. Glime(5)	1,000,000	3.21%
Charles Stiene(6)	4,000,000	12.84%
Brenda Farrar(7)	250,000	less than 1%
David Scotch(8)	360,000	1.14%
Edward L. Spindel(9)	360,000	1.14%
Michael R. Spindel(10)	380,000	1.21%
Michael Salpeter(11)	360,000	1.14%
Howard A. Cohn(12)	25,000	less than 1%
All current directors and executive officers of MedStrong as a group (8 persons) (13)	18,280,000	56.60%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned.

(2)
The number and percentage of shares beneficially owned are based on 31,158,000 shares of common stock issued and outstanding as of the date of this Proxy Statement. Certain of the above listed people have options to acquire beneficial ownership of shares of the Company's common stock within 60 days after the date of this Proxy Statement. Each of their percentages of ownership is determined by assuming that all of their respective options have been exercised and that the shares acquired upon exercise are outstanding.

(3)
Mr. Farrar's address is c/o MedStrong International Corporation, 500 Silver Spur Road, Suite 303, Rancho Palos Verdes, CA 90274.

(4)
Shares owned by Mr. San Antonio include an aggregate of 1,000,000 shares held by Mr. San Antonio as custodian for his two minor children and 250,000 shares owned by Mr. San Antonio's wife, as to which 250,000 shares Mr. San Antonio disclaims beneficial ownership. Mr. San Antonio's address is c/o Warrantech Corporation, 350 Bedford Street, Stamford, CT 06901.

(5)
Mr. Glime's address is 111 Lake Harbor Drive, Johnson City, TX 37615.

(6)
Mr. Stiene's address is 119 Sea Cove Road, Northport, NY 11768.

(7)
Ms. Farrar's address is c/o MedStrong International Corporation, 500 Silver Spur Road, Suite 303, Rancho Palos Verdes, CA 90274.

(8)
Dr. Scotch's address is 34 Ravenwood Drive, Weston CT 06883. Holdings include 60,000 shares subject to options exercisable within 60 days after the date of this Proxy Statement.

(9)
Dr. Spindel's address is 2996 Belgium Road, Baldwinsville, NY 13027. Holdings include 360,000 shares subject to options exercisable within 60 days after the date of this Proxy Statement.

(10)
Dr. Spindel's address is 7 Laurel Point, Huntington, WV 25705. Holdings include 360,000 shares subject to options exercisable within 60 days after the date of this Proxy Statement.

(11)
Dr. Salpeter's address is 36 Nicholas Avenue, Greenwich, CT 06831. Holdings include 360,000 shares subject to options exercisable within 60 days after the date of this Proxy Statement.

(12)
It is expected that Mr. Cohn will become the Company's Chief Financial Officer, Vice President of Finance and Strategic Planning and Treasurer as of July 28, 2003. As of the date of this Proxy Statement he is neither an officer nor director of the Company.

(13)
Includes the shares subject to options exercisable within 60 days after the date of this Proxy Statement which are described in the above footnotes but does not include the shares owned by Mr. Cohn since, as of the date of this Proxy Statement, he is neither an officer nor director of the Company.

Executive Compensation

        The following Summary Compensation Table sets forth certain information concerning the compensation of the Company's "named executive officers" within the meaning of Item 402(a)(3) of Regulation S-K of the Act, as amended, for each of the three fiscal years during the period commencing upon the Company's inception in 2000 and ending on December 31, 2002.

Annual Compensation(1)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	All Other Compensation ($)
Jerry R. Farrar President and Chief Executive Officer	2002 2001 2000	133,866(1) 150,000 -0-	20,000 30,000 -0-	(2) (2) -0-
Brenda Farrar Vice President of Communications and Sales Center Operations	2002 2001 2000	78,000 79,000(3) -0-	-0- -0- -0-	(2) -0- -0-

(1)
Pursuant to his employment agreement, Mr. Farrar was entitled to receive a salary of $150,000. However, due to the Company's financial situation, Mr. Farrar agreed to a reduction of his base salary for the 2002 fiscal year to $133,866.

(2)
The aggregate amount of perquisites and other personal benefits for each of the "named executive officers" did not equal or exceed the lesser of either $50,000 or 10% of the total of such individual's base salary and bonus, as reported herein for the last fiscal year, and is not reflected in the table.

(3)
Includes $1,000 for the development of the Company's website.

Options Grants In Last Fiscal Year; Options Exercised and Holdings

        During the fiscal year ended December 31, 2002, no stock options were issued to the Company's Chief Executive Officer or any of the Company's other four most highly compensated executive officers, nor did they hold any unexercised options as of December 31, 2002.

        However, pursuant to his employment agreement, Mr. Farrar, the Company's Chief Executive Officer, is entitled to receive a grant of options to purchase up to $333,000 of the Company's common stock under the Company's 2002 Stock Option Plan at an exercise price equivalent to the midpoint between the "bid" and "ask" price of the common stock on the date the options are approved by the Board of Directors; it is anticipated that the Board will authorize the grant at its next meeting to be held on August 12, 2003. The options are to vest on a daily basis throughout the term of the employment agreement at the daily rate of (i) .000913 multiplied by (ii) the total number of options granted; however, in any year in which the Company does not meet the financial objectives established by the Board for that year, the options that otherwise would have been eligible for vesting during such year (assumed to be 365 days for purposes hereof) are to be reduced in accordance to a schedule set forth in Mr. Farrar's employment agreement.

Executive Employment Agreement

        In January 2001, the Company and Jerry R. Farrar entered into a three year employment agreement pursuant to which Mr. Farrar serves as the Company's President and Chief Executive Officer. He received a signing bonus of $50,000 which was paid $30,000 in December 2001 and $20,000 in January 2002. The agreement provides for a base salary of $150,000 with a minimum annual increase of 5%. Mr. Farrar is also eligible to receive an annual incentive bonus not to exceed his then base salary and additional benefits such as medical insurance, group term life insurance and automobile expenses.

        Due to the Company's financial situation, Mr. Farrar agreed to a reduction of his base salary for the 2002 fiscal year to $133,866. No incentive bonuses have been payable inasmuch as the criteria for payment have yet to be determined. These criteria will be established jointly by Mr. Farrar and the Board of Directors.

        Pursuant to his employment agreement, Mr. Farrar is to be granted options to purchase up to $333,000 worth of shares of common stock under the Company's 2002 Stock Option Plan. The terms of these options are described above under the caption "Options Grants In Last Fiscal Year; Options Exercised and Holdings."

Certain Relationships and Related Transactions

        The Company was indebted to its Chief Executive Officer at December 31, 2000 in the amount of $5,000 pursuant to a verbal consulting agreement and $56,250 pursuant to an employment agreement of which $50,000 was a non-refundable signing bonus. The Company paid theses amounts $36,250 in 2001 and $20,000 in 2002.

        During December 2002 through February 2003 the Company borrowed $250,000 by issuing thirteen promissory notes bearing interest at a rate of 15% per annum payable monthly in arrears. $235,000 of this amount was borrowed from four members of the Board of Directors ($5,000 from Ronald Glime, $95,000 from Edward Spindel, $50,000 from Michael Spindel and $10,000 from Michael Salpeter) and three member's of the Company's Medical Advisory Board ($25,000 from Joseph Andrade, $25,000 from Craig Bloom and $25,000 from Gary Guerrino). The notes are due six months from the date issued; however, the Company is seeking a 180 day extension from each of the noteholders.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

        Management has the primary responsibility for the financial statements and the financial reporting process, including the systems of internal controls. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company's 2002 Annual Report with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States of America. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee held three meetings during fiscal year 2002.

        When the Committee met with the independent auditors, the members of the Committee reviewed and discussed their judgments as to the quality and acceptability of the Company's accounting principles. In addition, the Committee received from the independent auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No.1 and discussed with them the auditors' independence from the Company and its management. In this connection, the Committee considered the compatibility of non-audit services provided to the Company by the auditors with the auditors' independence. The Committee and the auditors also discussed the overall scope and plans for their respective audits and such other matters as are required to be discussed by them under auditing standards generally accepted in the United States of America and by the Independence Standards Board, including the matters covered in Statement on Auditing Standards No.61.

        In reliance on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 to be filed with the Securities and Exchange Commission. The Board approved this recommendation. The Committee and the Board also appointed, subject to shareholder approval, the Company's independent auditors for fiscal year 2003.

AUDIT COMMITTEE
David Scotch, Chairman
Ronald F. Glime
Joel San Antonio

PERFORMANCE GRAPH

        The following graph tracks an assumed investment of $100 on January 28, 2002 in the Company's common stock of the Company, in The NASDAQ Market Index and in a peer group comprised of ten companies whose principal operations are similar to those of the Company, assuming full reinvestment of dividends and no payment of brokerage or other commissions or fees. Past performance is not necessarily indicative of future performance.

PROPOSAL NO. 2
APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES
ISSUABLE UNDER THECOMPANY'S 2002 STOCK OPTION PLAN

Background

        At the 2002 Annual Meeting of Stockholders, the Company's stockholders approved the 2002 Stock Option Plan (the "Plan"). The Plan originally authorized the issuance of up to 1,000,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock") for grants of non-qualified options and incentive stock options.

        To date, the Board of Directors has authorized the grant of options to purchase up to 1,820,000 shares of Common Stock, subject to the approval of the stockholders of the proposal to increase the number of shares reserved for issuance under the Plan, to members of the Board of Directors who are not employees of the Company and members of the Company's Advisory Medical Board.

        Because of the limited number of shares of Common Stock reserved for issuance under the Plan, the Board of Directors believes it is appropriate and necessary at this time to authorize the reservation of additional shares for the awards described above and future awards. Authorization of the reservation of these additional shares will allow grants to employees, officers, directors and consultants in furtherance of the Company's goal of continuing to achieve significant gains in stockholder value and operating results.

        The Board of Directors has amended the Plan, subject to stockholder approval, to authorize 2,000,000 additional shares for future awards.

        The closing sale price of a share of Common Stock on July 8, 2003, as reported on the Over-the-Counter electronic quotation service of the National Association of Securities Dealers Market Makers was $.50.

        The following is a summary of the principal features of the Plan. The summary is qualified in its entirety by reference to the complete text of the Plan, as proposed to be amended. A copy of the Plan was included in the Company's Proxy Statement dated July 3, 2002 which was filed with the Securities and Exchange Commission on July 10, 2002. The proposed amendment to the Plan is set forth as Exhibit A to this Proxy Statement.

Required Vote

        Approval of the increase in the number of shares reserved for issuance under the Plan requires the affirmative vote of the holders of a majority of shares of the Company's common stock present in person or by proxy and entitled to vote at the Annual Meeting.

The Plan

        The purpose of the Plan is to enable the Company to attract and retain employees and consultants and provide them with the long-term financial incentives to enhance the Company's performance.

        Effective Date and Duration.    The effective date of the Plan was August 9, 2002 and it will terminate on August 8, 2012, unless earlier terminated by the Board of Directors of the Company. No award will be granted after the date the Plan terminates.

        Shares Subject to the Plan.    The stock rights granted under the Plan shall be authorized but unissued shares of common stock of the Company, par value $0.001 per share, or shares of Common Stock reacquired by the Company in any manner. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall initially not exceed 1,000,000 shares. The aggregate number of shares which may be issued pursuant to the Plan is subject to the terms of the Plan. If any stock rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares of

Common Stock subject to such stock rights shall again be available for grants of stock rights under the Plan. The cash proceeds to be received by the Company in connection with Stock Rights (as defined below) granted under the Plan are expected to be used for general corporate purposes.

        The Plan authorizes the grant of (a) options which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of the Company's common stock ("Awards"); and (d) rights to make direct purchases of the Company's common stock ("Purchases") which may be subject to certain restrictions. Both ISOs and Non-Qualified Options are referred collectively as "Options." Options, Awards and authorizations to make Purchases are referred to collectively as "Stock Rights."

        As discussed below, the employees of the Company and its subsidiaries who will receive awards under the Plan and the size and terms of the awards are generally to be determined by a Compensation Committee at its discretion. Thus, it is not possible either to predict the future benefits or amounts that will be received by or allocated to particular individuals or groups of employees. However, ISOs may be granted only to employees of the Company and its subsidiaries. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) of, or consultant of or to the Company or its subsidiaries.

        Administration.    The Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to (i) determine to whom Stock Rights shall be granted, subject to the terms of the Plan; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; and (vii) determine whether restrictions are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it.

        Exercise/Purchase Price.    The exercise price per share for each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, shall not be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

        The exercise price per share for each ISO granted shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its subsidiaries, the price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

        Duration and Termination.    Stock Rights may be granted under the Plan at any time on or after August 9, 2002 and prior to August 8, 2012. Subject to earlier termination, each Option shall expire on the date specified by the Compensation Committee, but not more than (i) 10 years from the date of grant in the case of Options generally and (ii) 5 years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary.

        Unless otherwise specified in the agreements relating to such ISOs, if an ISO optionee ceases to be employed by the Company and all subsidiaries other than by reason of death, disability, voluntary termination or a breach of his or her employment agreement, no further of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) 90 days after the date of termination of his or her employment, or (b) their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. ISOs granted under the Plan shall not be affected by a change of employment within or among the Company and its subsidiaries. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any subsidiary for any period of time.

        Grant of Stock Rights of Board Members.    Stock Rights granted to members of the Board of Directors will be identical to those granted to other eligible persons. Members of the Board of Directors who either (i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself.

        Restricted Shares.    The shares of Common Stock which a recipient of an authorization to make a Purchase may be subject to specified restrictions ("Restricted Shares"). Such restrictions, to be determined by the Committee, may include, but are not limited to, the requirement of continued employment with the Company or a subsidiary or achievement of certain performance objectives.

        Awards.    Awards of the Common Stock may be made to a recipient as a bonus or as additional compensation, as determined by the Compensation Committee.

        Means of Exercising Options.    An Option may be exercised for cash or by check, or, at the discretion of the Committee, (a) through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (b) by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (c) through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (d) by any combination of the above. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares.

        Assignability.    No stock rights granted under the Plan shall be assignable or transferable by the grantee except by will, by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order. Notwithstanding the foregoing, during the lifetime of a grantee each stock right granted under the Plan shall be exercisable only by such grantee.

        Amendments.    The Board of Directors of the Company may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except as provided in paragraph 4(a) of the Plan or by adjustment pursuant to paragraph 13 of the Plan); (b) the benefits accruing to participants under the Plan may not be materially increased; (c) the requirements as to eligibility for participation in the Plan may not be materially modified; (d) the provisions of paragraph 3 under the Plan regarding eligibility for grants of ISOs may not be modified; (e) the provisions of paragraph 6(b) under the Plan regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13 under the Plan); (f) the expiration date of the Plan may not be extended; and (g) the Board of Directors of the Company may not take any action which would cause the Plan to fail to comply with Rule 16b-3.

        Certain Federal Income Tax Consequence Associated with the Plan.    The rules governing the tax treatment of the Stock Rights are quite technical. Therefore, the description of the Federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their applications may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the Federal income tax laws. Options granted under the Plan are intended to qualify as performance based compensation to the extent required under proposed Treasury Regulation Section 1.162-27.

                Incentive Stock Options.    The recipient recognizes no taxable gain or loss when an ISO is granted or exercised, although upon exercise the spread between the fair market value and the exercise price generally is an item of tax preference for purposes of the recipient's alternative minimum tax. If the shares acquired upon the exercise of an ISO are held for at least one year after exercise and two years after grant (the "Holding Periods"), the recipient recognizes any gain or loss realized upon such sale as long-term capital gain or loss and the Company is not entitled to a deduction. If the shares are not held for the Holding Periods, the gain is ordinary income to the recipient to the extent of the difference between the exercise price and the fair market value of the shares of Common Stock on the date the option is exercised and any excess is capital gain. Also, in such circumstances, the Company receives a deduction equal to the amount of any ordinary income recognized by the recipient.

                Non-Qualified Stock Options.    The recipient recognizes no taxable income and the Company receives no deduction when a Non-Qualified Option is granted. Upon exercise of a Non-Qualified Option, the recipient recognizes ordinary income and the Company receives a deduction equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The recipient recognizes as a capital gain or loss any subsequent profit or loss realized on the sale or exchange of any shares of Common Stock disposed of or sold.

                Restricted Shares.    A recipient granted an authorization to make a Purchase of Restricted Shares is not required to include the value of the shares of Common Stock he or she is entitled to purchase in income until the first time such recipient's rights in the shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under the Code Section 83(b) to be taxed on the receipt of the shares. In either case, the amount of such ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount (if any) paid for the shares. The Company receives a deduction, in the amount of the ordinary income recognized by the participant, for the Company's taxable year in which the participant recognizes such income.

                Section 162(m).    Section 162(m) of the Code limits to $1 million per year the Federal income tax deduction available to a public company for the compensation paid to any of its chief executive officer and four other highest paid executive officers. However, Section 162(m) provides an exception from this limitation for certain "performance-based" compensation if various requirements are satisfied. The Plan is designed to satisfy this exception for Options. In addition, if the Committee elects to issue authorizations to make Purchases of Restricted Shares thereunder, it also can satisfy the exception for such grants by utilizing "performance-based" award criteria.

                Accounting Treatment of Stock Options.    Stock Option awards may result in compensation expense based on the excess fair market value of the shares covered by the options over the exercise price, the timing and recording of which will depend on the terms of the individual award.

        No expense is incurred when an option issued pursuant to the Plan is granted or exercised, so long as the purchase price equals the fair market value of the Common Stock on the date of grant; expense will be incurred to the extent that the purchase price is less than the fair market value on such date. The Company's tax deductions described above, if any, will be reported as an adjustment to shareholders' equity.

        As discussed above, the employees of the Company who will receive awards under the Plan and the size and terms of the awards are generally to be determined by the Administrator in its discretion. Thus, it is not possible either to predict the future benefits or amounts that will be received by or allocated to particular individuals or groups of employees. However, as discussed above under the caption "Options Grants In Last Fiscal Year; Options Exercised and Holdings," pursuant to his employment agreement, Jerry R. Farrar, the Company's President and Chief Executive Officer, is to be granted options to purchase up to $333,000 worth of shares of Common Stock under the Plan. The terms of these options are also described therein.

        The Board of Directors recommends a vote "FOR" Proposal No. 2. Unless marked to the contrary, proxies received from stockholders will be voted in favor of Proposal No.2.

Adoption of the Proposal

        In order to effect the approval of the increase in the number of shares issuable under the Plan, the following resolution will be presented at the Annual Meeting:

      "RESOLVED that the amendment of the MedStrong International Corporation (the "Company") 2002 Stock Option Plan (the "Plan") set forth in as Exhibit A to the Proxy Statement of the Company furnished to shareholders in connection with the Annual Meeting of shareholders held on August 12, 2003 be, and the same hereby is, approved and that the Company reserve an additional 2,000,000 shares of common stock of the Company for issuance pursuant to the Plan and that the appropriate officers of the Company are authorized and directed in its name and on its behalf to cause to be prepared, executed and, if necessary, filed, all such documents, make all such expenditures and take all such actions as they shall deem necessary or appropriate for carrying out this resolution."

PROPOSAL NO. 3
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board has selected Weinick Sanders Leventhal & Co., LLP ("Weinick") to serve as the Company's independent auditors for the fiscal year ending December 31, 2003. Although it is not required to do so, the Board is submitting its selection of Weinick for ratification at the Meeting in order to ascertain the views of the stockholders regarding such selection. Weinick has served as the Company's independent public accountants since their appointment by the Board of Directors in January 2000.

        It is expected that representatives of Weinick will be present at the annual meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Scope of Services

        During fiscal 2002, the Company did not engage Weinick for any of the followings services: (a) bookkeeping or other services related to the accounting records or financial statements; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; and (h) legal services and expert services unrelated to the audit.

        The Audit Committee of the Company has approved the nature and extent of all services provided by Weinick and considered that the fees charged by Weinick (see "Audit Fees" and "Tax Fees") would not impair its independence.

Audit Fees

        Weinick's audit services during fiscal 2002 included the examination of the Company's annual consolidated financial statements for fiscal 2002 and the reviews of the consolidated financial statements included in the Company's Forms 10-Q for fiscal 2002 The aggregate fees for professional services rendered by Weinick during fiscal year 2002 was $113,640. During fiscal 2001, the Company paid Weinick $72,660 for comparable services.

Tax Fees

        The Company paid Weinick $11,942 during fiscal 2002 in connection with tax compliance, tax advice and tax planning and $13,010 during fiscal 2001 for comparable services.

        The Board of Directors recommends a vote "FOR" the ratification of the selection of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors.

SOLICITATION EXPENSES

        The costs of this solicitation will be paid by the Company. Proxies will be solicited principally by mail, but some telephone, telegraph or personal solicitations of stockholders may be made. Officers or employees of the Company who make or assist in such solicitations will receive no additional compensation for doing so. The Company will request brokers, banks and other custodians and fiduciaries holding shares in their names or in the names of nominees to forward copies of the proxy solicitation materials to the beneficial owners of the shares, and the Company will reimburse them for their reasonable expenses incurred in doing so.

STOCKHOLDER PROPOSALS

        Stockholder proposals for presentation at the Company's next Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than December 31, 2003.

ANNUAL REPORT

        Concurrently with the mailing of these Proxy Materials, the Company is mailing a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 2002. Such Annual Report is not to be regarded as proxy solicitation material.

        Upon written request by a Stockholder entitled to vote at the 2003 Annual Meeting, the Company will furnish that person without charge with a copy of the Form 10-K Annual Report for 2002 which is filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. If the person requesting the report was not a Stockholder of record on June 13, 2003, the request must contain a good faith representation that the person making the request was a beneficial owner of the Common Stock of the Company at the close of business on such date. Requests should be addressed to MedStrong International Corporation, 500 Silver Spur Road, Suite 303, Rancho Palos Verdes, CA 90274.

OTHER BUSINESS

        Management does not know of any other matters to be brought before the Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the Proxies will be voted by the persons named therein in accordance with their judgment on such matters.

By Order of the Board of Directors,
RONALD F. GLIME Secretary

Dated: July 14, 2003

Exhibit A

Text of

AMENDMENT NO. 1
TO THE COMPANY'S
2002 STOCK OPTION PLAN

AMENDMENT NO. 1
TO
MEDSTRONG INTERNATIONAL CORPORATION
2002 STOCK OPTION PLAN

        The Medstrong International Corporation 2002 Stock Option Plan (the "Plan") is hereby amended as follows:

        1.    Section 4(a) of the Plan is amended to read as follows:

        "SECTION 4. Stock Rights

        (a)    Number of Shares Subject to Rights. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock of the Company, par value $0.001 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 3,000,000. The aggregate number of shares which may be issued pursuant to the Plan is subject to adjustment as provided in paragraph 13. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares of Common Stock subject to such Stock Right shall again be available for grants of Stock Rights under the Plan."

        2.    Except as expressly amended, the provisions of the Plan shall remain in full force and effect.

        3.    This Amendment shall be effective immediately upon approval by the Company's Board of Directors, subject to the approval of the stockholders of the Company.

MEDSTRONG INTERNATIONAL CORPORATION
500 Silver Spur Road, Suite 303
Rancho Palos Verdes, California 90274

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 12, 2003

        The undersigned hereby appoints Jerry R. Farrar and Joel San Antonio, and each of them singly, proxies, with full power of substitution to vote all shares of stock of MedStrong International Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Tuesday, August 12, 2003, 10:00 a.m. Eastern time at The Williams Club, 24 East 39th Street, New York, NY 10016 and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated July 14, 2003, a copy of which has been received by the undersigned.

SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒    Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL LISTED BELOW.

1.	To elect two members to the board of directors to serve for a term of one year, until their successors have been elected and qualified.
	NOMINEES:	Jerry R. Farrar	☐ FOR	☐ WITHHOLD
		Joel San Antonio	☐ FOR	☐ WITHHOLD
		Ronald F. Glime	☐ FOR	☐ WITHHOLD
		David Scotch	☐ FOR	☐ WITHHOLD
		Edward L. Spindel	☐ FOR	☐ WITHHOLD
		Michael R. Spindel	☐ FOR	☐ WITHHOLD
		Michael Salpeter	☐ FOR	☐ WITHHOLD
2.	To approve an increase in the number of shares of Common Stock reserved for issuance under the Company's 2002 Stock Option Plan.
☐ FOR ☐ AGAINST ☐ ABSTAIN
3.	The ratification of the selection of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the Company's 2003 fiscal year.
☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	To transact such other business as may properly come before the annual meeting and any adjournment thereof.
☐ MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by authorized person.
Signature of Stockholder
Date: , 2003
Signature if held jointly

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

I/We will attend the annual meeting.    ☐  YES        ☐  NO

QuickLinks

EXECUTIVE OFFICERS AND DIRECTORS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2 APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES ISSUABLE UNDER THECOMPANY'S 2002 STOCK OPTION PLAN
PROPOSAL NO. 3 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
SOLICITATION EXPENSES
STOCKHOLDER PROPOSALS
ANNUAL REPORT
OTHER BUSINESS
CONTINUED AND TO BE SIGNED ON REVERSE SIDE